                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934



      Date of Report (Date of Earliest Event Reported) JANUARY 22, 1997


                             MICHAELS STORES, INC.
              (Exact Name of Registrant as Specified in Charter)


   DELAWARE                       0-11822                         75-1943604
  (State of                     (Commission                     (IRS Employer
incorporation)                  File Number)                 Identification No.)


          8000 BENT BRANCH DRIVE
          IRVING, TEXAS                                       75063-6041
          P.O. BOX 619566
          DFW, TEXAS                                          75261-9566
          (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code:  (972) 409-1300
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ITEM 8.  CHANGE IN FISCAL YEAR

     Effective as of January 22, 1997, the Board of Directors of Michaels Stores, Inc. (the "Company") authorized and approved a change in the Company's fiscal year end from the Sunday nearest January 31 to the Saturday nearest January 31. As a result of the change, the Company's fiscal year will end on February 1, 1997 rather than February 2, 1997.

     The financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997 will reflect the change in the Company's fiscal year.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAELS STORES, INC.


                                       By: /s/ KRISTEN L. MAGNUSON
                                          --------------------------------
                                           Kristen L. Magnuson
                                           Vice President - Finance and
                                           Business Planning



Date: January 28, 1997